Exhibit 21

Marsh & McLennan Companies, Inc.

List of Subsidiaries

as of 2-18-2009

	Company Name	Domicile
1	1302318 Ontario Inc.	Canada
2	600 North Pearl Inc.	Texas
3	964886 Ontario, Inc.	Canada
4	A. Constantinidi & CIA. S.C.	Uruguay
5	Administradora de Inmuebles Fin, S.A. de C.V.	Mexico
6	Admiral Holdings Limited	United Kingdom
7	AFCO Premium Acceptance Inc.	California
8	AFCO Premium Credit LLC	Delaware
9	Affinity Financial, Incorporated	Iowa
10	Aldgate Investments Limited	Bermuda
11	All Asia Sedgwick Insurance Brokers Corporation	Philippines
12	American Overseas Management Corporation (Canada)	Canada
13	APRIMAN, Inc.	California
14	Assivalo Comercial E Representacoes Ltda.	Brazil
15	Assur Conseils Marsh S.A.	Senegal
16	Australian World Underwriters Pty Ltd.	Australia
17	B.R.W. Insurance & Financial Services Limited (in liquidation)	Ireland
18	Bain Clarkson Reinsurance Pty Ltd.	Australia
19	Beatlance Limited (in liquidation)	United Kingdom
20	Biondo, L.L.C.	New Jersey
21	Boral Benefits Management Inc.	California
22	Bowring (Bermuda) Investments Ltd.	Bermuda
23	Bowring Marine Limited	United Kingdom
24	Bowring Marsh (Bermuda) Ltd.	Bermuda
25	Bowring Marsh Limited	United Kingdom
26	BRW Insurance Brokers Limited (in liquidation)	Ireland
27	ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.	Mexico
28	C.T. Bowring and Associates (Private) Limited	Zimbabwe
29	C.T. Bowring Ireland Limited (in liquidation)	Ireland
30	C.T. Bowring Limited	United Kingdom
31	Capatho AB	Sweden
32	CarLease Luxembourg SA	Luxembourg
33	Casualty Insurance Company Service, Inc.	California
34	Cecar Brasil Administracao e Corretagem de Seguros Ltda.	Brazil
35	Chronos Insurance Brokers Pty Limited	Australia
36	Claims and Recovery Management (Australia) Pty Limited	Australia
37	Compañias DeLima S.A.	Colombia
38	Confidentia Life Insurance Agency Ltd.	Israel
39	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
40	Constantinidi Marsh SA	Uruguay
41	Consultores 2020 C.A.	Venezuela
42	Consultores de Proteccion y Riesgos Ltda.	Colombia

43	Consultores en Garantias, S.A. de C.V.	Mexico
44	Corporate Resources Group (Holdings) Limited	Virgin Islands, British
45	Corporate Risk Limited	United Kingdom
46	Corporate Systems, Inc.	Nevada
47	Countryside, Inc	Tennessee
48	CRG (India) Private Ltd.	India
49	CRG (Singapore) Pte Ltd	Singapore
50	CRG (Thailand) Ltd.	Thailand
51	CRG A/S (in liquidation)	Denmark
52	CRG Finland OY	Finland
53	CRG HR SDN BHD	Malaysia
54	CRG Iberica, SL	Spain
55	CRG Ltd.	Hong Kong
56	CRG Sverige AB	Sweden
57	Crucible, Inc.	Virginia
58	Cruiselook Limited	United Kingdom
59	CS STARS LLC	Delaware
60	Cullen Egan Dell Limited	New Zealand
61	Cumberland Brokerage Limited	Bermuda
62	DCC Singapore Ventures Pte Ltd.	Singapore
63	DCC Ventures, Inc.	Delaware
64	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
65	DeLima Mercer (Colombia) Ltda.	Colombia
66	DeLima Mercer Agencia de Seguros Ltda.	Colombia
67	Delta Organization & Leadership GmbH	Germany
68	Delta Organization & Leadership Limited	United Kingdom
69	Delta Organization & Leadership LLC	Delaware
70	Delta Organization & Leadership SAS	France
71	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
72	Don A. Harris & Associates, Inc.	Nevada
73	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
74	EnBW Versicherungs Vermittlung GmbH	Germany
75	Encompass Insurance Agency Pty Ltd.	Australia
76	Encon Group Inc./Groupe Encon Inc.	Canada
77	Encon Holdings, Inc.	Canada
78	English Pension Trustees Limited	United Kingdom
79	Epsilon Insurance Company, Ltd.	Cayman Islands
80	Excess and Treaty Management Corporation	New York
81	Exmoor Management Company Limited	Bermuda
82	Fact Finders (Asia) Ltd.	Isle of Man
83	Fact Finders (Singapore) Pte Ltd.	Singapore
84	FDC Acquisition, Inc.	Colorado
85	Fernando Mesquida y Asociados SA	Argentina
86	Financial Research, Inc.	Pennsylvania
87	FPR Limited	United Kingdom
88	Gem Insurance Company Limited	Bermuda
89	General de Courtage D’Assurance	Togo
90	Gerenciadora de Riesgos S.A.	Argentina

91	Gradmann & Holler GbR	Germany
92	GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.	Brazil
93	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
94	Guy Carpenter & Cia., S.A.	Spain
95	Guy Carpenter & Co. Labuan Ltd.	Malaysia
96	Guy Carpenter & Company (Pty) Limited	South Africa
97	Guy Carpenter & Company AB	Sweden
98	Guy Carpenter & Company B.V.	Netherlands
99	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
100	Guy Carpenter & Company GmbH	Germany
101	Guy Carpenter & Company Limited	Ireland
102	Guy Carpenter & Company Limited	United Kingdom
103	Guy Carpenter & Company Limited	New Zealand
104	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
105	Guy Carpenter & Company Private Limited	Singapore
106	Guy Carpenter & Company Pty. Limited	Australia
107	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
108	Guy Carpenter & Company S.r.l.	Italy
109	Guy Carpenter & Company Venezuela, C.A.	Venezuela
110	Guy Carpenter & Company, Limited	Hong Kong
111	Guy Carpenter & Company, LLC	Delaware
112	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
113	Guy Carpenter & Company, Ltda.	Brazil
114	Guy Carpenter & Company, S.A.	Belgium
115	Guy Carpenter & Company, S.A.	Argentina
116	Guy Carpenter & Company, S.A.S.	France
117	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
118	Guy Carpenter Japan, Inc.	Japan
119	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
120	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
121	Hansen International Limited	Delaware
122	Heath Fiji Limited	Fiji
123	Heath Lambert Re Pty Limited	Australia
124	HL Minors Pty Ltd.	Australia
125	HLG Australasia Pty Ltd.	Australia
126	IFR Investigative Research Inc.	Canada
127	Industrial Risks Protection Consultants	Nigeria
128	InPhoto Surveillance, Inc.	Illinois
129	Insbrokers Ltda.	Uruguay
130	InSolutions Limited	United Kingdom
131	Insurance Brokers of Nigeria Limited	Nigeria
132	Insurance Finance Australia Pty Ltd.	Australia
133	Inter Cora	Niger
134	Interlink Securities Corp.	California
135	Inverbys, S.A. de C.V.	Mexico
136	Invercol 2 Limited	Bermuda
137	Invercol Limited	Bermuda
138	Irish Pensions Trust Limited	Ireland

139	J & H Marsh & McLennan Ireland Limited (in liquidation)	Ireland
140	J&H Benefits Plus, Inc.	Philippines
141	J&H Marsh & McLennan (UK) Limited	United Kingdom
142	J&H Marsh & McLennan Limited	Hong Kong
143	J&H Marsh & McLennan Norway A.S.	Norway
144	James Wigham Poland International Limited	United Kingdom
145	Japan Affinity Marketing, Inc.	Japan
146	Johnson & Higgins (Bermuda) Limited	Bermuda
147	Johnson & Higgins Holdings Limited	United Kingdom
148	Johnson & Higgins Intermediaries (Cayman) Ltd.	Cayman Islands
149	Johnson & Higgins Ireland Limited (in liquidation)	Ireland
150	Johnson & Higgins Limited	United Kingdom
151	Johnson & Higgins Management Services, Ltd.	Bermuda
152	Johnson & Higgins Willis Faber (U.S.A.) Inc.	New York
153	Johnson & Higgins Willis Faber Holdings, Inc.	New York
154	K.A. Uruguay SRL	Uruguay
155	KA de Mexico de S de R de CV	Mexico
156	KA Services de Mexico	Mexico
157	Kagis, LLC	Delaware
158	KCMS, Inc.	Delaware
159	Kessler & Co Inc.	Switzerland
160	Kessler Financial Services Inc	Switzerland
161	Kessler Prevoyance Inc.	Switzerland
162	Kininmonth Lambert Australia Pty Ltd.	Australia
163	Kroll (Beijing) Business Risk Management Consulting Co., Ltd.	China
164	Kroll Associates (Asia) Limited	Hong Kong
165	Kroll Associates (Australia) Pty Limited	Australia
166	Kroll Associates (India) Private Limited	India
167	Kroll Associates (Pty) Limited	South Africa
168	Kroll Associates (S) Pte Ltd.	Singapore
169	Kroll Associates Brasil Ltda.	Brazil
170	Kroll Associates Iberia, S.L.	Spain
171	Kroll Associates International Holdings Inc.	Delaware
172	Kroll Associates Philippines, Inc.	Philippines
173	Kroll Associates SA	Belgium
174	Kroll Associates SA (Argentina)	Argentina
175	Kroll Associates Srl	Italy
176	Kroll Associates UK Limited	United Kingdom
177	Kroll Associates, Inc.	Delaware
178	Kroll Background America Corporation	Canada
179	Kroll Background America, Inc.	Tennessee
180	Kroll Background Screening (Pty) Limited	South Africa
181	Kroll Background Screening Spolka Z.o.o.	Poland
182	Kroll Background Worldwide Limited	United Kingdom
183	Kroll Buchler Phillips Limited	United Kingdom
184	Kroll Chile S.A.	Chile
185	Kroll Consulting Canada Co.	Canada
186	Kroll Cooper Management LLC	New Jersey

187	Kroll Corporate Finance Limited	United Kingdom
188	Kroll Crisis Management Group, Inc.	Virginia
189	Kroll Electronic Recovery, Inc.	Delaware
190	Kroll Fact Finders Ltd.	Hong Kong
191	Kroll Factual Data, Inc.	Colorado
192	Kroll Forensic Accounting Limited	United Kingdom
193	Kroll Government Services International, Inc.	Delaware
194	Kroll Government Services, Inc.	Delaware
195	Kroll Holdings Limited	United Kingdom
196	Kroll Holdings SA	Argentina
197	Kroll Holdings, Inc.	Delaware
198	Kroll Inc.	Delaware
199	Kroll Information Services, Inc.	Delaware
200	Kroll International, Inc.	Delaware
201	Kroll Laboratory Specialists, Inc.	Louisiana
202	Kroll Limited	United Kingdom
203	Kroll Lindquist Avey Limited	United Kingdom
204	Kroll Municipal Services, Inc.	Delaware
205	Kroll Ontrack GmbH	Germany
206	Kroll Ontrack Iberia, S.L.U	Spain
207	Kroll Ontrack Inc.	Minnesota
208	Kroll Ontrack Legal Technologies Limited	United Kingdom
209	Kroll Ontrack Limited	United Kingdom
210	Kroll Ontrack sarl	France
211	Kroll Restructuring Ltd.	Canada
212	Kroll Schiff Associates, Inc.	Texas
213	Kroll Security International (East Africa) Limited	United Kingdom
214	Kroll Security International, S.L.	Spain
215	Kroll Stevens Corporation	Delaware
216	Kroll Talbot Hughes Deutschland GmbH	Germany
217	Kroll Talbot Hughes France SAS	France
218	Kroll Talbot Hughes Limited	United Kingdom
219	Kroll Zolfo Cooper Limited	United Kingdom
220	Kroll Zolfo Cooper, LLC	New Jersey
221	KZC Catalyst Partners, LLC	Delaware
222	KZC Services LLC	New Jersey
223	Laboratory Specialists of America, Inc.	Oklahoma
224	LAMB Acquisition II, Inc.	Ohio
225	LAMB Acquisition, Inc.	Ohio
226	Law and Business Economics Limited	United Kingdom
227	Legal & Commercial Insurances Limited (in liquidation)	Ireland
228	Les Conseillers Dpt. Inc.	Canada
229	Lippincott & Margulies, Inc.	New York
230	Llenrup Participaues S.C. Ltda.	Brazil
231	Lynch Insurance Brokers Limited	Barbados
232	M&M Vehicle, L.P.	Delaware
233	M.B. Fitzpatrick Limited (in liquidation)	Ireland
234	Marclen Holdings, Inc.	Delaware

235	Marclen LLC	Delaware
236	Marsh & Co. S.p.A.	Italy
237	Marsh & McLennan (PNG) Limited	Papua New Guinea
238	Marsh & McLennan (Singapore) Pte Ltd	Singapore
239	Marsh & McLennan Agency LLC	Delaware
240	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
241	Marsh & McLennan C&I GP, Inc.	Delaware
242	Marsh & McLennan Companies UK Limited	United Kingdom
243	Marsh & McLennan Companies, Inc.	Delaware
244	Marsh & McLennan Deutschland GmbH	Germany
245	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
246	Marsh & McLennan GP I, Inc.	Delaware
247	Marsh & McLennan GP II, Inc.	Delaware
248	Marsh & McLennan Holdings II, Inc.	Delaware
249	Marsh & McLennan Holdings Limited	United Kingdom
250	Marsh & McLennan Holdings, Inc.	Delaware
251	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
252	Marsh & McLennan Properties (Bermuda) Ltd.	Bermuda
253	Marsh & McLennan Real Estate Advisors, Inc.	Delaware
254	Marsh & McLennan Risk Capital Holdings, Ltd.	Delaware
255	Marsh & McLennan Services Limited	United Kingdom
256	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
257	Marsh & McLennan Sweden AB	Sweden
258	Marsh & McLennan Tech GP II, Inc.	Delaware
259	Marsh & McLennan, Incorporated	Virgin Islands
260	Marsh (Bahrain) Company SPC	Bahrain
261	Marsh (Hong Kong) Limited	Hong Kong
262	Marsh (Insurance Brokers) LLP	Kazakhstan
263	Marsh (Insurance Services) Limited	United Kingdom
264	Marsh (Isle of Man) Limited	Isle of Man
265	Marsh (Middle East) Limited	United Kingdom
266	Marsh (Namibia) (Proprietary) Limited	Namibia
267	Marsh (Proprietary) Limited	Botswana
268	Marsh (Pty) Limited	South Africa
269	Marsh (Singapore) Pte Ltd	Singapore
270	Marsh - Insurance Brokers ZAO	Russia
271	Marsh A/S	Denmark
272	Marsh AB	Sweden
273	Marsh Africa (Pty) Limited	South Africa
274	Marsh AG	Switzerland
275	Marsh Argentina S.R.L.	Argentina
276	Marsh AS	Norway
277	Marsh Assessoria e Consultoria Empresarial S/C Ltda.	Brazil
278	Marsh Assistencia e Administracao S/C Ltda.	Brazil
279	Marsh Austria G.m.b.H.	Austria
280	Marsh Aviation Insurance Broking Pty Ltd	Australia
281	Marsh B.V.	Netherlands
282	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico

283	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
284	Marsh Broker Japan, Inc.	Japan
285	Marsh Canada Limited/Marsh Canada Limitee	Canada
286	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
287	Marsh Conseil S.A.S.	France
288	Marsh Corporate Services (Barbados) Limited	Barbados
289	Marsh Corporate Services Isle of Man Ltd	Isle of Man
290	Marsh Corporate Services Limited	United Kingdom
291	Marsh Corporate Services Malta Limited	Malta
292	Marsh Corretora de Seguros Ltda.	Brazil
293	Marsh d.o.o. Beograd	Serbia and Montenegro
294	Marsh d.o.o. za posredovanje u osiguranju	Croatia
295	Marsh Direct, Inc.	Korea, Republic of
296	Marsh Egypt LLC	Egypt
297	Marsh EOOD	Bulgaria
298	Marsh Eurofinance BV	Netherlands
299	Marsh Europe S.A.	Belgium
300	Marsh Europe-organizacna zlozka Slovensko	Slovakia
301	Marsh Executive Benefits International Ltd.	Bermuda
302	Marsh Executive Benefits, Inc.	New York
303	Marsh Finance B.V.	Netherlands
304	Marsh Financial Services (Guernsey) Limited (in liquidation)	Guernsey
305	Marsh Financial Services Limited	United Kingdom
306	Marsh Global Broking Inc. (Missouri)	Missouri
307	Marsh Global Markets (Dublin) Limited	Ireland
308	Marsh Global Markets GmbH	Germany
309	Marsh GmbH	Germany
310	Marsh Holding AB	Sweden
311	Marsh Holdings (Proprietary) Limited	South Africa
312	Marsh Holdings B.V.	Netherlands
313	Marsh Inc.	Delaware
314	Marsh India Insurance Brokers Private Limited	India
315	Marsh INSCO LLC	United Arab Emirates
316	Marsh Insurance & Investments Corp.	Delaware
317	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
318	Marsh Insurance and Risk Management Consultants Ltd.	China
319	Marsh Insurance Brokers	United Kingdom
320	Marsh Insurance Brokers (Macau) Limited	Macao
321	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
322	Marsh Insurance Brokers (Private) Limited	Zimbabwe
323	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
324	Marsh Insurance Services Limited	New Zealand
325	Marsh Intermediaries, Inc.	New York
326	Marsh International Broking Holdings Limited	United Kingdom
327	Marsh International Holdings (Korea) Inc.	Delaware
328	Marsh International Holdings II, Inc.	Delaware
329	Marsh International Holdings, Inc.	Delaware
330	Marsh Investment B.V.	Netherlands

331	Marsh Investment Services Limited	United Kingdom
332	Marsh Ireland Holdings Limited	Ireland
333	Marsh Ireland Limited	Ireland
334	Marsh Israel (1999) Ltd.	Israel
335	Marsh Israel (Holdings) Ltd.	Israel
336	Marsh Israel Consultants Ltd.	Israel
337	Marsh Israel Insurance Agency Ltd.	Israel
338	Marsh Israel Life and Pension Insurance Agency Ltd.	Israel
339	Marsh Japan, Inc.	Japan
340	Marsh Kft.	Hungary
341	Marsh Kindlustusmaakler AS	Estonia
342	Marsh Korea, Inc.	Korea, Republic of
343	Marsh Life & Pension Oy	Finland
344	Marsh Limited	Fiji
345	Marsh Limited	New Zealand
346	Marsh Limited	United Kingdom
347	Marsh Limited	Papua New Guinea
348	Marsh Link Limited (in liquidation)	United Kingdom
349	Marsh LLC	Ukraine
350	Marsh LLC Insurance Brokers	Greece
351	Marsh Ltd.	Wisconsin
352	Marsh Ltd., Taiwan Branch	Taiwan, Province of China
353	Marsh Luxembourg SA	Luxembourg
354	Marsh Management Services (Barbados) Limited	Barbados
355	Marsh Management Services (Bermuda) Ltd.	Bermuda
356	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
357	Marsh Management Services (Cayman) Ltd.	Cayman Islands
358	Marsh Management Services (Dubai) Limited	United Arab Emirates
359	Marsh Management Services (Dublin) Limited	Ireland
360	Marsh Management Services (Gibraltar) Limited	Gibraltar
361	Marsh Management Services (Labuan) Limited	Malaysia
362	Marsh Management Services (USVI) Ltd.	Virgin Islands
363	Marsh Management Services Guernsey Limited	Guernsey
364	Marsh Management Services Inc.	New York
365	Marsh Management Services Isle of Man Limited	Isle of Man
366	Marsh Management Services Jersey Limited	Jersey
367	Marsh Management Services Luxembourg SA	Luxembourg
368	Marsh Management Services Malta Limited	Malta
369	Marsh Management Services Singapore Pte. Ltd.	Singapore
370	Marsh Management Services Sweden AB	Sweden
371	Marsh Marine & Energy AB	Sweden
372	Marsh Marine & Energy Limited (in liquidation)	United Kingdom
373	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
374	Marsh Micronesia, Inc.	Guam
375	Marsh Oman LLC	Oman
376	Marsh Oy	Finland
377	Marsh PB Co., Ltd.	Thailand
378	Marsh Peru S.A. Corredores de Seguros	Peru

379	Marsh Philippines, Inc.	Philippines
380	Marsh Placement Consultoria e Assessoria de Resseguros Ltda.	Brazil
381	Marsh Placement LLC	Delaware
382	Marsh Privat, A.I.E.	Spain
383	Marsh Private Client Life Insurance Services	California
384	Marsh Pty. Ltd.	Australia
385	Marsh Qatar LLC	Qatar
386	Marsh Resolutions Pty Limited	Australia
387	Marsh Risk Consulting B.V.	Netherlands
388	Marsh Risk Consulting Limitada	Chile
389	Marsh Risk Consulting Services S.r.L.	Italy
390	Marsh Risk Consulting, S.L.	Spain
391	Marsh Risk Management Pvt Ltd.	India
392	Marsh S.A.	Belgium
393	Marsh S.A.	France
394	Marsh S.A. Corredores De Seguros	Chile
395	Marsh S.p.A.	Italy
396	Marsh s.r.o.	Czech Republic
397	Marsh SA	Luxembourg
398	Marsh SA (Argentina)	Argentina
399	Marsh Saldana Inc.	Puerto Rico
400	Marsh Saudi Arabia for Insurance and Reinsurance	Saudi Arabia
401	Marsh Secretarial Services Limited	United Kingdom
402	Marsh Services Limited	United Kingdom
403	Marsh Services S.A.S.	France
404	Marsh Services Spolka z.o.o.	Poland
405	Marsh SIA	Latvia
406	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
407	Marsh Spolka z.o.o.	Poland
408	Marsh Szolgaltato Kft.	Hungary
409	Marsh Treasury Services (Dublin) Limited	Ireland
410	Marsh Treasury Services Limited	United Kingdom
411	Marsh Tunisia S.A.R.L.	Tunisia
412	Marsh UK Holdings Limited	United Kingdom
413	Marsh UK Limited	United Kingdom
414	Marsh USA (India) Inc.	Delaware
415	Marsh USA Borrower LLC	Delaware
416	Marsh USA Inc.	Delaware
417	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
418	Marsh Vietnam Insurance Broking Company Ltd	Viet Nam
419	Marsh, Lda.	Portugal
420	Marsh, S.A. Mediadores de Seguros	Spain
421	Marsh-Assureurs Conseils Tchadiens SARL	Chad
422	Matthiessen Assurans AB	Sweden
423	Matthiessen Reinsurance Ltd AB	Sweden
424	Mearbridge LLC	Delaware
425	Mediservice Administradora De Planos De Saude Ltda.	Brazil
426	Medisure Affinity Services Limited	United Kingdom

427	Medisure Services Limited	United Kingdom
428	Medisure Trustees Limited (in liquidation)	United Kingdom
429	Mercer (Argentina) S.A.	Argentina
430	Mercer (Australia) Pty Ltd	Australia
431	Mercer (Austria) GmbH	Austria
432	Mercer (Belgium) SA-NV	Belgium
433	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
434	Mercer (Czech) a.s.	Czech Republic
435	Mercer (Danmark) A/S	Denmark
436	Mercer (Finland) OY	Finland
437	Mercer (France) SAS	France
438	Mercer (Hong Kong) Limited	Hong Kong
439	Mercer (Hungary) Kft.	Hungary
440	Mercer (Ireland) Limited	Ireland
441	Mercer (Malaysia) Sdn. Bhd.	Malaysia
442	Mercer (N.Z.) Limited	New Zealand
443	Mercer (Nederland) B.V.	Netherlands
444	Mercer (Norge) AS	Norway
445	Mercer (Polska) Sp.z o.o.	Poland
446	Mercer (Portugal) Lda	Portugal
447	Mercer (Puerto Rico), Inc.	Puerto Rico
448	Mercer (Singapore) Pte Ltd	Singapore
449	Mercer (Sweden) AB	Sweden
450	Mercer (Switzerland) SA	Switzerland
451	Mercer (Taiwan) Ltd.	Taiwan, Province of China
452	Mercer (Thailand) Ltd	Thailand
453	Mercer (US) Inc.	Delaware
454	Mercer Asesores de Seguros S.A.	Argentina
455	Mercer Benefit Nominees Limited	Australia
456	Mercer Benefit Services Pty Ltd	Australia
457	Mercer Broking Ltd.	Taiwan, Province of China
458	Mercer Certificering B.V.	Netherlands
459	Mercer Consultation (Quebec) Ltee.	Canada
460	Mercer Consulting (Chile) Ltda.	Chile
461	Mercer Consulting (France) SAS	France
462	Mercer Consulting (India) Pvt Ltd	India
463	Mercer Consulting (Shanghai) Limited	China
464	Mercer Consulting Group Verwaltungs GmbH	Germany
465	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
466	Mercer Consulting S.L.	Spain
467	Mercer Corredores de Seguros Ltda.	Chile
468	Mercer Corretora de Seguros Ltda	Brazil
469	Mercer Danismanlik Anonim Sirketi	Turkey
470	Mercer Deutschland GmbH	Germany
471	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
472	Mercer Employee Benefits Limited	United Kingdom
473	Mercer Employee Benefits OY	Finland
474	Mercer Financial Services Limited	Ireland

475	Mercer Global Investments Canada Limited	Canada
476	Mercer Global Investments Europe Limited	Ireland
477	Mercer Global Investments Management Limited	Ireland
478	Mercer Global Investments, Inc.	Delaware
479	Mercer Health & Benefits Administration LLC	Delaware
480	Mercer Health & Benefits LLC	Delaware
481	Mercer Holdings, Inc.	Delaware
482	Mercer HR Consulting Borrower LLC	Delaware
483	Mercer HR Services LLC	Delaware
484	Mercer Human Resource Consulting (NZ) Limited	New Zealand
485	Mercer Human Resource Consulting Limited	United Kingdom
486	Mercer Human Resource Consulting Ltda	Brazil
487	Mercer Human Resource Consulting S.A. de C.V.	Mexico
488	Mercer Inc.	Delaware
489	Mercer India Private Limited	India
490	Mercer Investment Consulting Limited	Ireland
491	Mercer Investment Consulting Limited	Hong Kong
492	Mercer Investment Consulting, Inc.	Kentucky
493	Mercer Investment Nominees (NZ) Limited	New Zealand
494	Mercer Investment Nominees Limited	Australia
495	Mercer Ireland Holdings Limited	Ireland
496	Mercer Italia Srl	Italy
497	Mercer Japan Ltd	Japan
498	Mercer Korea Co. Ltd.	Korea, Republic of
499	Mercer Limited	United Kingdom
500	Mercer LLC	Delaware
501	Mercer Management Consulting Holding GmbH	Germany
502	Mercer Management Consulting Sociedade Unipessoal, Lda	Portugal
503	Mercer Management Consulting, Ltd.	Bermuda
504	Mercer Master Trustees Limited	Ireland
505	Mercer Mauritius Ltd	Mauritius
506	Mercer MC Consulting Borrower LLC	Delaware
507	Mercer Pensionsraadgivning A/S	Denmark
508	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
509	Mercer Trust Company	New Hampshire
510	Mercer Trustees Limited	United Kingdom
511	Mercer UK Limited	United Kingdom
512	Mercer Wealth Solutions Limited	New Zealand
513	Mercer Zainal Consulting Sdn Bhd	Malaysia
514	Mercury Insurance Services Pty Ltd	Australia
515	MM Risk Services Pty Ltd	Australia
516	MMC 28 State Street Holdings Inc.	Delaware
517	MMC Borrower LLC	Delaware
518	MMC Capital, Inc.	Delaware
519	MMC France S.A.	France
520	MMC GP III, Inc.	Delaware
521	MMC Holdings Limited	United Kingdom
522	MMC International Limited	United Kingdom

523	MMC International Treasury Centre Limited	United Kingdom
524	MMC Realty, Inc.	New York
525	MMC Securities (Europe) Limited	United Kingdom
526	MMC Securities Corp.	Delaware
527	MMC UK Group Limited	United Kingdom
528	MMC UK Pension Fund Trustee Limited	United Kingdom
529	MMOW Limited	United Kingdom
530	MMRC LLC	Delaware
531	MMRCH LLC	Delaware
532	MMSC Holdings, Inc.	Delaware
533	MOW Holding LLC	Delaware
534	MRC Marsh Risk Consulting GmbH	Germany
535	Muir Beddal (Zimbabwe) Limited	Zimbabwe
536	MVM Versicherungsmakler AG	Switzerland
537	Nandix	Uruguay
538	National Economic Research Associates KK	Japan
539	National Economic Research Associates, Inc.	California
540	National Economic Research Associates, Inc.	Delaware
541	NERA Australia Pty Ltd	Australia
542	NERA do Brasil Ltda.	Brazil
543	NERA Economic Consulting Limited	New Zealand
544	NERA S.R.L.	Italy
545	NERA UK Limited	United Kingdom
546	Neuburger Noble Lowndes GmbH	Germany
547	New S.A.	Peru
548	Normandy Reinsurance Company Limited	Bermuda
549	Oliver Wyman AB	Sweden
550	Oliver Wyman Actuarial Consulting, Inc.	Delaware
551	Oliver Wyman AG	Switzerland
552	Oliver Wyman Consulting GmbH	Germany
553	Oliver Wyman Consulting Limited	United Kingdom
554	Oliver Wyman Consulting SARL	France
555	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
556	Oliver Wyman Corporate Risk Consulting, Inc.	Delaware
557	Oliver Wyman FZ-LLC	United Arab Emirates
558	Oliver Wyman Limited	United Kingdom
559	Oliver Wyman Pte. Ltd.	Singapore
560	Oliver Wyman Pty Ltd	Australia
561	Oliver Wyman S.L.	Spain
562	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
563	Oliver Wyman SNC	France
564	Oliver Wyman, Inc.	Delaware
565	Oliver Wyman, S. de R.L. de C.V.	Mexico
566	Oliver Wyman, Sociedade Unipressoal, Lda	Portugal
567	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee	Canada
568	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
569	Omega Indemnity (Bermuda) Limited	Bermuda

570	Ontrack Data Recovery, Inc.	Minnesota
571	Organizacion Brockman y Schuh, S.A. de C.V.	Mexico
572	Paladin Reinsurance Corporation	New York
573	Palamerican Corporation	Delaware
574	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
575	Pension Trustees Limited	United Kingdom
576	Personnel Risk Management Limited	United Kingdom
577	PFT Limited	United Kingdom
578	PI Indemnity Company, Limited	Ireland
579	Placement Services Hong Kong Ltd.	Hong Kong
580	Potomac Insurance Managers, Inc.	Delaware
581	Prentis Donegan & Partners (Holdings) Limited	United Kingdom
582	Prentis Donegan & Partners Limited	United Kingdom
583	PT Marsh Indonesia	Indonesia
584	PT Quantum Computing Services	Indonesia
585	PT Quantum Investments	Indonesia
586	PT Quantum Support Services	Indonesia
587	PT. Peranas Agung	Indonesia
588	Quality Facts, Inc.	Tennessee
589	Quorum Acquisition Corporation	Delaware
590	Quorum Lanier	Philippines
591	Quorum Litigation Services, LLC	Minnesota
592	R. Mees & Zoonen Holdings B.V.	Netherlands
593	R.I.C. Management Services Limited (in liquidation)	Ireland
594	R.W. Gibbon & Son (Underwriting Agencies) Limited (in liquidation)	United Kingdom
595	Reclaim Consulting Services Limited	United Kingdom
596	Reinmex de Colombia Corredores de Reaseguros, Ltda.	Mexico
597	Reinsurance Solutions Limited	United Kingdom
598	Reinsurance Solutions LLC	Delaware
599	Reitmulders & Partners B.V.	Netherlands
600	Resource Benefit Associates	Nigeria
601	Retirement Pension Trustee’s Limited	Zimbabwe
602	Richard Sparrow and Company Limited	United Kingdom
603	Richard Sparrow Holdings Limited (In Liquidation)	United Kingdom
604	Risk Company A	Philippines
605	Risk Company B	Philippines
606	Rivers Group Limited	United Kingdom
607	Roberts Donegan Limited (in liquidation)	United Kingdom
608	Rockefeller Risk Advisors, Inc.	New York
609	RSI Solutions International, Inc.	New York
610	RSL Insurances Pty Ltd.	Australia
611	SAFCAR-Marsh	Mali
612	SCIB (Bermuda) Limited	Bermuda
613	Scientific Testing Laboratories, Inc.	Virginia
614	Seabury & Smith Borrower LLC	Delaware
615	Seabury & Smith, Inc.	Delaware
616	Second Opinion Insurance Services	California
617	SEDFEMA Insurance Brokers, Inc.	Philippines

618	Sedgwick (Bermuda) Limited	Bermuda
619	Sedgwick (Deutschland) GmbH	Germany
620	Sedgwick (Holdings) Pty. Limited	Australia
621	Sedgwick Africa Holdings (Proprietary) Limited	South Africa
622	Sedgwick Alpha Limited (In Liquidation)	United Kingdom
623	Sedgwick Aviation Limited	United Kingdom
624	Sedgwick Benefits, Inc.	Utah
625	Sedgwick Brimex (Guernsey) Limited	Guernsey
626	Sedgwick Claims Management Services Limited (in liquidation)	Ireland
627	Sedgwick Consulting Group Limited	United Kingdom
628	Sedgwick Dineen Group Limited	Ireland
629	Sedgwick Dineen Ireland Limited (in liquidation)	Ireland
630	Sedgwick Dineen Limited (in liquidation)	Ireland
631	Sedgwick Dineen Trustees Limited	Ireland
632	Sedgwick Energy & Marine Limited (in liquidation)	United Kingdom
633	Sedgwick Energy (Insurance Services) Inc.	Texas
634	Sedgwick Energy Limited (in liquidation)	United Kingdom
635	Sedgwick Far East Limited	United Kingdom
636	Sedgwick Financial Services Limited	United Kingdom
637	Sedgwick Forbes Middle East Limited	Jersey
638	Sedgwick Group (Australia) Pty. Limited	Australia
639	Sedgwick Group (Bermuda) Limited	Bermuda
640	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
641	Sedgwick Group Limited	United Kingdom
642	Sedgwick Holdings (Private) Limited	Zimbabwe
643	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
644	Sedgwick Internationaal B.V.	Netherlands
645	Sedgwick International Broking Services Limited (In Liquidation)	United Kingdom
646	Sedgwick International Marketing Services Inc.	Delaware
647	Sedgwick Life and Benefits, Inc.	Texas
648	Sedgwick Limited	United Kingdom
649	Sedgwick Management Services (Barbados) Limited	Barbados
650	Sedgwick Management Services (Bermuda) Limited	Bermuda
651	Sedgwick Management Services (London) Limited	United Kingdom
652	Sedgwick Management Services (Private) Limited	Zimbabwe
653	Sedgwick Management Services (Singapore) Pte Limited	Singapore
654	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
655	Sedgwick Noble Lowndes Asia Pacific Limited	Australia
656	Sedgwick Noble Lowndes Group Limited	United Kingdom
657	Sedgwick Noble Lowndes Limited	United Kingdom
658	Sedgwick Noble Lowndes Limited	Hong Kong
659	Sedgwick Noble Lowndes North America, Inc.	Delaware
660	Sedgwick Noble Lowndes Trusteeship Services Limited	Australia
661	Sedgwick Overseas Investments Limited	United Kingdom
662	Sedgwick Pte Ltd	Singapore
663	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
664	Sedgwick Re Asia Pacific Pty Limited	Australia
665	Sedgwick Risk Management & Consultants (Private) Limited	Zimbabwe

666	Sedgwick Risk Services AB	Sweden
667	Sedgwick Superannuation Pty Ltd	Australia
668	Sedgwick Sweden Aktiebolag	Sweden
669	Sedgwick Trustees Limited	United Kingdom
670	Sedgwick UK Risk Services Limited	United Kingdom
671	Sedgwick Ulster Pension Trustees Limited	Northern Ireland
672	Sedgwick, Inc.	New York
673	Settlement Trustees Limited	United Kingdom
674	Shanghai Mercer Insurance Broking Company	China
675	Shariffuddin-Sedgwick (B) Sdn Bhd	Brunei Darussalam
676	SICAR Marsh SARL	Burkina Faso
677	SOC Group Plc	United Kingdom
678	Societe Bargheon S.A.	France
679	Societe d’Assurances et de Participations Guian S.A.	France
680	Southern Marine & Aviation Underwriters, Inc.	Louisiana
681	Southern Marine & Aviation, Inc.	Louisiana
682	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
683	Sundance B.V.	Netherlands
684	Syndicate and Corporate Management Services, Inc.	Delaware
685	Syndicate and Corporate Management Services, Limited	Bermuda
686	Tesi S.p.A.	Italy
687	The Carpenter Management Corporation	Delaware
688	The Medisure Group Limited	United Kingdom
689	The Schinnerer Group, Inc.	Delaware
690	The T&N Asbestos Trustee Company Limited	United Kingdom
691	TMR Insure-Broke Inc	Switzerland
692	Tobelan S.A.	Uruguay
693	Tower Hill Limited	United Kingdom
694	Tower Place Developments (West) Limited	United Kingdom
695	Tower Place Developments Limited	United Kingdom
696	Transbrasil Ltda.	Brazil
697	Transglobe Management (Bermuda) Ltd.	Bermuda
698	Triad Underwriting Management Agency, Inc.	Delaware
699	U.T.E. AMG	Spain
700	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
701	U.T.E. Marsh - CCM (in liquidation)	Spain
702	U.T.E. Marsh - CCM JCCM	Spain
703	U.T.E. Marsh - CCM SESCAM	Spain
704	U.T.E. Marsh - Chang	Spain
705	U.T.E. Marsh - Disbrok (in liquidation)	Spain
706	U.T.E. Marsh - Disbrok Diputacion	Spain
707	U.T.E. Marsh - GDS	Spain
708	U.T.E. Marsh - Salvado (in liquidation)	Spain
709	U.T.E. Marsh - Salvado Ayuntamiento (in liquidation)	Spain
710	U.T.E. Marsh - Salvado Reus	Spain
711	U.T.E. Marsh - Zihurko	Spain
712	UABDB Marsh Lietuva	Lithuania
713	UBM Consulting France International Management Consultants	France

714	UBM Consultoria Internacional S/C Ltda.	Brazil
715	Ulster Insurance Services Limited	Northern Ireland
716	Uniservice Insurance Company Limited	Bermuda
717	Unison Management (Bermuda) Ltd.	Bermuda
718	Unison Management (Dublin) Limited	Ireland
719	Unison Management (Finland) Oy (in liquidation)	Finland
720	Universal Ray S.A.	Uruguay
721	Unused Subsidiary, Inc.	Texas
722	Van Vugt & Beukers B.V. (in liquidation)	Netherlands
723	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
724	Victor O. Schinnerer & Company Limited	United Kingdom
725	Victor O. Schinnerer & Company, Inc.	Delaware
726	Victoria Hall Company Limited	Bermuda
727	Wigham Poland Australia Pty. Limited	Australia
728	Wigham Poland Limited	United Kingdom
729	Willcox, Baringer & Co. (California), Inc.	California
730	William M. Mercer (Aust) Ltd	Australia
731	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
732	William M. Mercer AB	Sweden
733	William M. Mercer Philippines, Incorporated	Philippines
734	William M. Mercer Ten Pas B.V.	Netherlands
735	Winchester Bowring Limited	United Kingdom
736	WMM Haneveld Investment Consulting B.V.N	Netherlands
737	Zolfo Cooper Capital LLC	New Jersey